UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

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ING PARTNERS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ING PARTNERS, INC.
ING Global Bond Portfolio
(formerly, ING Oppenheimer Global Strategic Income Portfolio)

7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034

(800)  262-3862

April 26, 2011

Dear Shareholder:

We are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of ING Global Bond Portfolio (formerly, ING Oppenheimer Global Strategic Income Portfolio) (the “Portfolio”). The Special Meeting is scheduled for 10:00 a.m., Local time, on June 7, 2011 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement.  Please take the time to read the Proxy Statement and cast your vote since it covers matters that are important to the Portfolio and to you as a shareholder.

The Board of Directors of the Portfolio has called the special meeting in connection with the replacement of OppenheimerFunds, Inc., formerly the sub-adviser to the Portfolio, with ING Investment Management Co. (“ING IM”).  At the Special Meeting, shareholders of the Portfolio will be asked to vote on a proposal to approve a new sub-advisory agreement for the Portfolio with ING IM.  ING IM currently serves as the sub-adviser to the Portfolio under an interim sub-advisory agreement between Directed Services LLC, the Portfolio’s investment adviser, and ING IM, and will continue to serve beyond the interim period if shareholders approve a “permanent” sub-advisory agreement with ING IM for the Portfolio. Additionally, shareholders will be asked to vote at the Special Meeting on proposals to add each of ING Investment Management Asia/Pacific (Hong Kong) Limited and ING Investment Management Advisors B.V. as additional sub-advisers to the Portfolio.  This is intended to give the Portfolio’s adviser the ability to access investment expertise of affiliated advisory firms located in other offices, including those outside the United States.  Shareholders of the Portfolio may also be asked to transact such other business not currently contemplated that may properly come before the Special Meeting, or any adjournments thereof, in the discretion of the proxies or their substitutes.

The Proposals are discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board of Directors has concluded that the Proposals are in the interests of the Portfolio and its shareholders and recommends that you vote “FOR” the Proposals.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than June 6, 2011.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

ING PARTNERS, INC.
ING Global Bond Portfolio
(formerly, ING Oppenheimer Global Strategic Income Portfolio)

7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034

(800)  262-3862

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF ING GLOBAL BOND PORTFOLIO

Scheduled for June 7, 2011

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Special Meeting”) of ING Global Bond Portfolio (formerly ING Oppenheimer Global Strategic Income Portfolio) (the “Portfolio”), a series of ING Partners, Inc. is scheduled for June 7, 2011, at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, shareholders of the Portfolio will be asked to vote on: (1) a new sub-advisory agreement for the Portfolio between Directed Services LLC (“DSL”), the Portfolio’s investment adviser, and ING Investment Management Co. (“ING IM”), the Portfolio’s proposed sub-adviser; (2) a new sub-advisory agreement between DSL and ING Investment Management Asia/Pacific (Hong Kong) Limited; and (3) a new sub-advisory agreement between DSL and ING Investment Management Advisors B.V.  On January 21, 2011, ING IM began serving as the sub-adviser to the Portfolio pursuant to an interim sub-advisory agreement that is currently in effect, and will continue to serve beyond the interim period if the first proposal is approved.  Shareholders of the Portfolio may also be asked to transact such other business not currently contemplated that may properly come before the Special Meeting, or any adjournments thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the Proposals to be placed before the Special Meeting.

The Board of Directors recommends that you vote in favor of the Proposals.

Shareholders of record as of the close of business on March 18, 2011 are entitled to notice of, and to vote at, the Special Meeting, or any adjournment(s) or postponement(s) thereof.  Your attention is called to the accompanying Proxy Statement.  Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return promptly, but in no event later than June 6, 2011, the enclosed Proxy Ballot so that a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by: (i) executing and submitting a new Proxy Ballot; (ii) giving written notice of revocation to the Portfolio of an earlier submitted Proxy Ballot; or (iii) voting in person at the Special Meeting.

By Order of the Board of Directors,

Huey P. Falgout, Jr.
Secretary

Dated: April 26, 2011

PROXY STATEMENT

ING PARTNERS, INC.

ING GLOBAL BOND PORTFOLIO
(formerly, ING Oppenheimer Global Strategic Income Portfolio)

April 26, 2011

Toll free: (800)  262-3862

7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034

Special Meeting of Shareholders
Scheduled for June 7, 2011

(This page intentionally left blank)

Why is the Special Meeting being held?

The Special Meeting is being held: (1) to approve a new sub-advisory agreement for the Portfolio between Directed Services LLC (“DSL” or “Adviser”) and ING Investment Management Co. (“ING IM”) (the “Proposed ING IM Sub-Advisory Agreement”); (2) to approve a new sub-advisory agreement between DSL and ING Investment Management Asia/Pacific (Hong Kong) Limited (“ING Asia/Pacific”) (the “Proposed ING Asia/Pacific Sub-Advisory Agreement”); and (3) to approve a new sub-advisory agreement between DSL and ING Investment Management Advisors B.V. (“IIM BV”) (the “Proposed IIM BV Sub-Advisory Agreement”) (each a “Proposal” and collectively, the “Proposals”). Finally, the Special Meeting is being held to transact such other business not currently contemplated that may properly come before the Special Meeting, or any adjournments thereof, in the discretion of the proxies or their substitutes.

Why did you send me this booklet?

This booklet includes a Proxy Statement and one Voting Instructions Card for the Portfolio in which you have an interest. It provides you with information you should review before providing voting instructions on the matters listed above and in the Notice of Special Meeting for the Portfolio.

Shares of the Portfolio have been purchased by you through your qualified pension or retirement plan (“Qualified Plans”) or, at your direction by your insurance company, through its separate accounts (“Separate Accounts”) to serve as investment options under your variable annuity contract or, if you are a qualified plan participant (“Plan Participant”), through your Qualified Plan.

The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.  For a pension plan, this usually means the trustee for the plan.  Shares of the Portfolio are available as investment options in variable annuity contracts and variable life insurance policies issued by an insurance company (“Variable Contracts”) to individuals and to sponsors of group pension and retirement plans.  Shares of the Portfolio are also offered directly to certain Qualified Plans.  Accordingly, the insurance companies and Qualified Plans or their trustees, as the record owners of the Portfolio’s shares are, in most cases, the true “shareholders” of the Portfolio.  Holders of Variable Contracts (“Variable Contract Holders”) that are registered with the U.S. Securities and Exchange Commission (“SEC”) generally have the right to instruct the insurance company that issued the Variable Contract on how to vote on the Proposals set forth in this Proxy Statement for the Portfolio that they have chosen as an investment option.  For certain Qualified Plans, plan trustees generally exercise voting rights but, in some cases, may pass their voting rights to Plan Participants who will provide instructions on how to vote shares. Therefore, references to “shareholder” or “you” throughout the proxy materials does not usually refer to the technical shareholder, but usually means the persons who can decide how to vote on the Proposals, which includes Variable Contract Holders, may include pension plan trustees and, in some instances, Plan Participants where they have the right to provide instructions on the shares owned through the Qualified Plan.

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of the Portfolio’s shareholders.

Who is eligible to vote?

Shareholders holding an investment in shares of the Portfolio as of the close of business on March 18, 2011 (the “Record Date”) are eligible to vote or instruct their insurance company or plan trustee as to how to vote their shares. (See “General Information” for a more detailed discussion of voting procedures.)

How do I vote?

Variable Contract Holders can instruct their insurance company through which they hold a beneficial interest in the Portfolio as to how to vote by promptly completing, signing, and returning the enclosed Voting Instructions Card in the enclosed envelope, or by attending the Special Meeting in person and voting.  Joint owners should each sign the Voting Instructions Card.

Shares of the Portfolio are sold to Separate Accounts and are used as investment options under Variable Contracts.  Variable Contract Holders who select the Portfolio for investment through a Variable Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio.  An insurance company that uses the Portfolio as a funding vehicle is, in most cases, the legal shareholder of the Portfolio and as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to Variable Contract Holders.  Therefore, for Separate Accounts that are registered with the SEC, an insurance company will request voting instructions from the Variable Contract Holder and will vote shares or other interests in the Separate Account as directed by the Variable Contract Holder.  In the event that any Variable Contract Holders fail to provide voting instructions with respect to Separate Accounts registered with the SEC, the insurance company will vote the shares attributable to those Variable Contract Holders for, against, or abstain, in the same proportion as the shares for which voting instructions are received in a timely fashion from Variable Contract Holders investing through the same Separate Account, even if only a small number of Variable Contract Holders provide voting instructions.  The effect of proportional voting is that if a large number of Variable Contract Holders fail to give voting instructions, a small number of Variable Contract Holders may determine the outcome of the vote.

Variable Contract Holders permitted to give instructions to an insurance company and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment or postponement thereof, have been determined as of the Record Date.  In connection with the solicitation of such instructions from Variable Contract Holders, it is expected that the respective insurance companies will furnish a copy of this Proxy Statement to Variable Contract Holders.

Shares of the Portfolio are also sold directly to the trustees of certain Qualified Plans.  A trustee for a Qualified Plan that includes the Portfolio as an investment option is, in most cases, the legal shareholder of the Portfolio and as such, has sole voting power with respect to the shares, but in some cases will pass through any voting rights to Plan Participants who have an interest in the Portfolio.  Where a trustee for a Qualified Plan passes through voting rights to Plan Participants and any Plan Participants fail to give instructions as to how to vote their shares, the trustee will use proportional voting and vote those shares in proportion to the instructions given by other Plan Participants who voted.  The effect of proportional voting is that if a large number of Plan Participants fail to give voting instructions, a small number of Plan Participants may determine the outcome of the vote.

If a shareholder wishes to participate in the Special Meeting, he or she may submit the Voting Instructions Card originally sent with the Proxy Statement or attend the Special Meeting in person. Shareholders can vote by completing, signing and returning the enclosed Voting Instructions Card promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting.  To vote by telephone or Internet, follow the voting instructions outlined on your Voting Instructions Card. These options require shareholders to input a control number, which is located on your Voting Instructions Card.  After entering this number, shareholders will be prompted to provide their voting instructions on the Proposals.  Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.  Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.  Joint owners must each sign the Voting Instructions Card.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may still submit by mail the Voting Instructions Card sent with the Proxy Statement or attend the Special Meeting in person.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on June 7, 2011, at 10:00 a.m., Local time and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting.  If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on Tuesday, June 7, 2011

The Proxy Statement is available on the Internet at http://www.proxyweb.com/ing. Additional information about the Portfolio is available in its prospectuses, statement of additional information, semi-annual report, and annual report to shareholders.  Copies of the Portfolio’s annual and semi-annual reports have previously been mailed to shareholders.  This Proxy Statement should be read in conjunction with the annual and semi-annual reports. You can obtain copies of the Annual and Semi-Annual Reports of the Portfolio upon request, without charge, by writing to the Company at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034, or by calling (800)  262-3862.

How can I obtain more information about the Portfolio?

Should you have any questions about the Portfolio, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Proposals described in this Proxy Statement.

PROPOSAL ONE

APPROVAL OF THE PROPOSED ING IM SUB-ADVISORY AGREEMENT

What is Proposal One?

The Portfolio and the Adviser wish to retain the services of ING IM as the sub-adviser to the Portfolio.  At a meeting on September 30, 2010, the Board terminated the Portfolio’s prior sub-advisory agreement with OppenheimerFunds, Inc. (“OppenheimerFunds”) and appointed ING IM as the sub-adviser to the Portfolio pursuant to an interim sub-advisory agreement between DSL and ING IM (the “ING IM Interim Agreement”), effective January 21, 2011.  The ING IM Interim Agreement will be in effect for a 150-day period from January 21, 2011 or until shareholder approval of the Proposed ING IM Sub-Advisory Agreement is obtained.  If the Proposal is approved by shareholders, the Proposed ING IM Sub-Advisory Agreement is expected to become effective on or about June 7, 2011 and will remain in full force and effect, unless otherwise terminated, through November 30, 2012 and can be continued from year-to-year thereafter in accordance with its terms as described below.  A copy of the Proposed ING IM Sub-Advisory Agreement between DSL and ING IM is included as Appendix B.

Who is the Portfolio’s investment adviser?

DSL, a Delaware limited liability company, serves as the investment adviser to the Portfolio.  DSL has overall responsibility for the management of the Portfolio.  DSL provides or oversees all investment advisory and portfolio management services for the Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services.  DSL is registered with the SEC as an investment adviser and is registered with the Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.  As of December 31, 2010, DSL managed over $41.5 billion in registered investment company assets.  DSL’s principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380.

DSL is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.  ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 85 million private, corporate and institutional clients in more than 50 countries.  With a diverse workforce of about 105,000 people, ING Groep is dedicated to setting the standard in helping its clients manage their financial future.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser, ING IM, ING Asia/Pacific, IIM BV, and certain affiliates, would be divested by ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate IPOs: one a U.S.-focused offering that would include U.S.-based insurance, retirement services, and investment management operations, and the other a European-based offering for European and Asian-based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned IPOs or through other means, may be disruptive to the businesses of ING entities, including the ING entities that service the Portfolio, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers.  A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Adviser’s and/or any affiliated sub-adviser’s loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability, and may result in ING Asia/Pacific and IIM BV no longer being affiliates of the Adviser and Sub-Adviser, which may affect access to the services of ING Asia/Pacific and IIM BV.  In addition, the divestment of ING businesses, including the Adviser and any affiliated sub-advisers, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Portfolio’s applicable advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Portfolio’s Board, and may trigger the need for shareholder approval.  Currently, DSL does not anticipate that the restructuring will have a material adverse impact on the Portfolio or its operations and administration.

DSL serves as investment adviser to the Portfolio pursuant to an investment advisory agreement dated May 1, 2003 (the “Advisory Agreement”) and was approved via a written consent of the Portfolio’s initial shareholder on November 8, 2004, in connection with the Portfolio’s commencement of operations. The Advisory Agreement was last renewed by the Board, including a majority of the Directors who are not “interested persons” (as such term is defined under the Investment Company Act of 1940, as amended) (“Independent Directors”), on November 18, 2010.

For the services it provides to the Portfolio under the Advisory Agreement, DSL currently receives advisory fees, payable monthly, pursuant to the following fee schedule: 0.50% on the first $4 billion of the Portfolio’s average daily net assets; 0.475% on the next $1 billion of the Portfolio’s average daily net assets; 0.45% on the next $1 billion of the Portfolio’s average daily net assets; and 0.43% on the Portfolio’s average daily net assets in excess of $6 billion.

DSL is contractually obligated to limit expenses of the Portfolio to 1.04%, 0.54%, 0.79%, and 0.94% for Adviser Class, Initial Class, Service Class, and Service 2 Class shares, respectively, through May 1, 2012; this obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.  This obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or DSL upon written notice within 90 days of the end of the current term or upon termination of the Advisory Agreement.  Amounts expended by DSL to subsidize the Portfolio’s expenses are subject to possible recoupment by DSL within three years of the date that the expense is incurred.  In addition, DSL is contractually obligated to waive a portion of the management fee such that the net management fee will be equal to 0.40% through May 1, 2012.  As discussed herein, in connection with the appointment of ING IM under the Interim Sub-Advisory Agreement, DSL contractually agreed to further waive a portion of the management fee through May 1, 2012.  Effective January 21, 2011, the estimated additional management fee waiver for the Portfolio is 0.02%.  There is no assurance that these management fee waivers will continue after May 1, 2012.  These management fee waivers will continue only if DSL agrees to renew them.  The Portfolio paid $2,432,114 in annual fees to DSL for fiscal year ended December 31, 2010.

See Appendix E for a listing of the names, addresses, and the principal occupations of the principal executive officers of DSL.

Who was the Sub-Adviser?

OppenheimerFunds served as sub-adviser to the Portfolio from its inception in November 2004 until the termination of its sub-advisory agreement effective January 21, 2011.  OppenheimerFunds is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.  It has been an investment adviser since January 1960.  The principal address of OppenheimerFunds is Two World Financial Center, 225 Liberty Street — 11th Floor, New York, New York 10281-1008.  As of December 31, 2010, OppenheimerFunds, its subsidiaries, and controlled affiliates managed over $182.9 billion in assets.

In early 2010, management of the ING Funds began a review of all third-party (non-ING affiliated) sub-advised portfolios to identify mutual funds that faced challenges that could negatively affect their viability.  The Portfolio was identified as one that warranted further consideration as it had experienced net outflows over 2009 and 2010.  The Adviser recommended, and the Board agreed to, a change in sub-advisers for the Portfolio to promote the long-term viability of the Portfolio on the ING-affiliated platforms on which the Portfolio is offered.

The Portfolio’s Historical Performance

The following information is intended to help you understand the risks of investing in the Portfolio.  The following bar chart shows the changes in the Portfolio’s Class Adviser Class (“Class ADV”) shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Service Class (“Class S”) shares’ performance to the performance of a broad-based securities market index/indices for the same period.  Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities.  However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares.  The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented.  Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan.  If these charges or expenses were included, performance would be lower.  Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 11.03% and Worst quarter: 4th, 2008, (10.16)%

Average Annual Total Returns%
(for the periods ended December 31, 2010)

		1 Yr	5 Yrs	10 Yrs (or since inception)		Inception Date
Class ADV	%	15.22	6.50	5.58		11/08/04
Class S	%	15.54	6.78	5.84		11/08/04
BCGA Index(1),(2)%		5.54	6.66	5.29	(3)	—
BCAB Index(1)%		6.54	5.80	5.10	(3)	—

(1)	The index returns do not reflect deductions for fees, expenses or taxes.
(2)

On January 21, 2011 the Portfolio changed its primary index from the BCAB Index to the BCGA Index because the BCGA Index is considered by the Adviser to be a more appropriate benchmark reflecting the type of securities in which the Portfolio invests.

(3)	Reflects index performance since the date closest to the Class’ inception for which data is available.

Who is the Proposed Sub-Adviser?

Founded in 1972, ING IM is a Connecticut corporation registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of DSL. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.  As of December 31, 2010, ING IM managed approximately $59.04 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, NY 10169.

See Appendix E for a listing of the names, addresses, and the principal occupations of the directors and principal executive officers of ING IM, including a Director and Officer of the Portfolio who is also an officer of ING IM.

Appendix F sets forth the names of other investment companies with investment objectives similar to that of the Portfolio for which ING IM acts as a sub-adviser, the annual rate of compensation, and the net assets of the investment company as of December 31, 2010.

ING IM’s Performance on a Substantially Similarly Managed Fund and the Performance of the Portfolio

The Portfolio has substantially similar investment objectives, policies and investment strategies as an existing mutual fund managed by ING IM (the “Comparable Fund”).  The Comparable Fund is sold directly to the public on a retail basis or though variable products.  ING IM does not manage any other substantially similar mutual funds.

The historical performance of the Comparable Fund is presented below.  You should not consider the performance of the Comparable Fund as an indication of the future performance of the Portfolio.  The performance figures shown below reflect the deduction of the historical fees and expenses paid by the Comparable Fund and not those to be paid by the Portfolio.  The Comparable Fund’s performance information shown below does not reflect the deduction of any insurance fees or charges that are imposed by the insurance company in connection with its sale of Variable Contracts.  You should refer to the separate account prospectuses, prospectus summary or disclosure statement describing the variable contracts for information pertaining to these insurance fees and charges.  If the insurance fees or charges were included, the performance results would be lower.  The results shown below reflect the reinvestment of dividends and distributions and, aside from fee and expenses differences, were calculated in the same manner that will be used by the Portfolio to calculate its own performance.  Performance is net of all other fees including sales load.

While the Portfolio is managed in a manner similar to that of the Comparable Fund, investors should be aware that the Portfolio is not the same fund and will not have the same performance.  Investments made by the Portfolio at any given time may not be the same as those made by the Comparable Fund.  Different performance will result due to factors such as differences in the cash flows into and out of the Portfolio, different fees and expenses, and differences in portfolio size and positions.  In addition, you should note that the total operating expenses of the Comparable Fund may be lower than the total operating expenses of the Portfolio.  In such instances, the performance of the Comparable would be negatively impacted if the total operating expenses of the Portfolio has been used to compute the Comparable Fund’s performance.

For comparison purposes, the table below also shows the performance of the Class ADV shares of the Portfolio over the same periods.  During those periods, the Portfolio was sub-advised by OppenheimerFunds pursuant to different strategies than those currently in place for the Portfolio.  The table below also compares the Comparable Fund’s Class A shares’ performance and the Portfolio’s Class ADV shares to the performance of broad-based securities market indices for the same period.  This performance is shown only during the periods in which both the Portfolio and Comparable Fund were in operation.  Performance information for the Portfolio from November 8, 2004, the date of its inception, can be found in the section above entitled “The Portfolio’s Historical Performance.”

Total Return Percentages

	Calendar Year 2007	Calendar Year 2008	Calendar Year 2009	Calendar Year 2010	Average Annual Total Returns for the 3 Year Period Ending December 31, 2010	Average Annual Total Returns Since Inception of the Comparable Fund (June 30, 2006) through December 31, 2010
The Portfolio — Class ADV Shares (while under the management of OppenheimerFunds)	8.28%	(16.38)%	21.66%	15.22%	5.43%	7.29%
The Comparable Fund — Class A Shares(1) (managed by ING IM)	11.42%	11.24%	12.25%	4.31%	9.02%	8.43%
BCAB Index(2)	6.97%	5.24%	5.93%	6.54%	5.90%	6.63%
BCGA Index(2)	9.48%	4.79%	6.93%	5.54%	5.75%	6.89%
S&P CWGB Index(2)	10.95%	10.89%	2.55%	5.17%	6.15%	7.25%

(1)  Maximum sales charge was lowered from 4.75% to 2.50% effective July 31, 2006.  Return calculations with a starting date prior to July 31, 2006 are based on a 4.75% sales charge.

(2)  The index returns do not reflect deductions for fees, expenses, or taxes.

How will Proposal One, if approved, affect the management of the Portfolio?

As discussed above, the day-to-day management of the Portfolio is currently provided by ING IM pursuant to the ING IM Interim Agreement.  If the Proposed ING IM Sub-Advisory Agreement is approved, ING IM would continue to serve as sub-adviser to the Portfolio and provide the day-to-day management of the Portfolio. DSL would be responsible for monitoring the investment program and performance of ING IM with respect to the Portfolio.

Were there changes to the name of the Portfolio, its investment objective, and principal investment strategies?

Yes, changes were already made to the name of the Portfolio, its investment objective, and principal investment strategies in connection with the termination of OppenheimerFunds and the appointment of ING IM pursuant to the ING IM Interim Agreement.  The Board approved changes to the Portfolio’s name, investment objective, and principal investment strategies, effective January 21, 2011.

The Portfolio’s name was changed from ING Oppenheimer Global Strategic Income Portfolio to ING Global Bond Portfolio.  The Portfolio’s investment objective was changed from seeking a “high level of current income principally derived from interest on debt securities” to seeking to “maximize total return through a combination of current income and capital appreciation.”

OppenheimerFunds’ global strategic income strategy was replaced with ING IM’s global bond strategy.  ING IM’s strategy differs in certain material respects from OppenheimerFunds’ strategy.  In addition, the Barclays Capital Global Bond Index became the Portfolio’s primary benchmark in an effort to represent the investment strategy implemented by ING IM.

These changes are detailed in a supplement to the Portfolio’s current prospectus dated October 25, 2010, which was mailed to shareholders.  No additional changes to the Portfolio, its investment objectives, or principal investment strategies are anticipated in connection with Proposal One.

Principal Investment Strategies

Effective January 21, 2011, the principal investment strategies of the Portfolio are as follows:

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy.

The Portfolio may invest in securities of issuers located in developed and emerging market countries. Securities may be denominated in foreign currencies or in the U.S. dollar. The Portfolio may hedge its exposure to securities denominated in foreign currencies. The Portfolio may also borrow money from banks and invest the proceeds of such loans in portfolio securities as permitted under the Investment Company Act of 1940, and the rules, regulations and exemptive orders thereunder (“1940 Act”). This investment technique is known as “leveraging.”

The Portfolio invests primarily in investment-grade securities which include, but are not limited to, corporate and government bonds which, at the time of investment, are rated investment-grade (at least BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated. The Portfolio may also invest in preferred stocks, money market instruments, municipal bonds, commercial and residential mortgage-related securities, asset-backed securities, other securitized and structured debt products, private placements, and other investment companies.

The Portfolio may also invest up to 5% of its assets in a combination of floating rate secured loans (“Senior Loans”) and shares of ING Prime Rate Trust, a closed-end investment company that invests in Senior Loans. Although the Portfolio may invest a portion of its assets in high-yield debt securities rated below investment-grade, the Portfolio will seek to maintain a minimum weighted average portfolio quality rating of at least investment-grade. The dollar-weighted average portfolio duration of the Portfolio will generally range between two and nine years.

The Portfolio may use derivatives, including futures, swaps (including interest rate swaps, total return swaps, and credit default swaps), and options, among others, to seek to enhance return, to seek to hedge some of the risks of its investments in fixed-income securities, or as a substitute for a position in an underlying asset. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls and reverse repurchase agreements).

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act.

The investment process focuses on allocating assets among various sectors of the global bond markets and buying bonds at a discount to their intrinsic value. The sub-adviser utilizes proprietary quantitative techniques to identify bonds or sectors that are cheap relative to other bonds or sectors based on their historical price relationships.  Teams of asset specialists use this relative value analysis to guide them in the security selection process.

The sub-adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its assets.

Management of the Portfolio

The following investment professionals with ING IM are primarily responsible for the day-to-day management of the Portfolio:

Christine Hurtsellers, CFA, Portfolio Manager, has been with ING IM since 2005 and leads the fixed-income business for ING IM. From 1999 to 2005, Ms. Hurtsellers worked at Freddie Mac® where she managed ARMs, MBS, CMOs, and mortgage derivatives portfolios. Ms. Hurtsellers also managed portfolios for Alliance Capital Management and Banc One.  As described in a supplement to the Portfolio’s Prospectus dated April 15, 2011, Ms. Hurtsellers was named as a portfolio manager of the Portfolio on April 12, 2011.

Michael Mata, Portfolio Manager  has been with ING IM since 2004, and is Head of Quantitative Research and Portfolio Analytics for the ING IM fixed-income group, responsible for the design and development of quantitative models and their application in the portfolio construction process.  He joined ING IM from Putnam Investments where he was the senior risk manager for fixed-income portfolios.  His previous experience includes risk management for fixed-income derivative and bond arbitrage trading at Lehman Brothers. Mr. Mata was named as a portfolio manager for the Portfolio on January 13, 2011.

What are the key risks of investing in the Portfolio after the changes to the investment strategies?

The following outlines the principal risks of investing in the Portfolio under the new investment strategies. You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:

Call.  During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

Company.  The price of a given company’s preferred stocks could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stocks could become worthless.

Credit.  Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the issuer could be late in paying interest or principal, or could fail to pay altogether. Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds”) have greater credit risk than higher quality (investment-grade) securities, and their issuers’ long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt securities are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.

Credit Derivatives.  The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio pays a fee to protect against the risk that a security held by the Portfolio will default. As a seller of the swap, the Portfolio receives payment(s) in return for its obligation to pay the counterparty an agreed upon value of a security in the event of a default of the security issuer. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency.  To the extent that the Portfolio invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments.  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns.

Foreign Investments/Developing and Emerging Markets.  Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments.  Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

High-Yield Securities.  Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Interest in Loans.  The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

Interest Rate.  With bonds and other debt securities, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Investment by Other Funds.  Various other mutual funds and/or funds-of-funds, including some ING funds, may invest in the Portfolio.  If investments by these other funds result in large inflows or outflows of cash from the Portfolio, the Portfolio’s performance or realization of capital gains could be affected.  While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Portfolio management.  For example, these transactions could also increase transaction costs or portfolio turnover.  The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio and funds-of-funds as a result of these transactions.

Investment Model.  The Sub-Adviser’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Leverage.  Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Portfolio’s expenses and increase the impact of the Portfolio’s other risks.

Liquidity.  If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity.  Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition.  The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception.  The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market.  Prices of preferred stocks are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Mortgage-Related Securities.  Default on the underlying assets of the mortgage-related securities held by the Portfolio may impair the value of the securities and there may be limitations on the enforceability of any security interest granted with respect to those assets.  These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities.

Other Investment Companies.  The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio.

Prepayment and Extension.  Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Portfolio later than expected, which may decrease the value of the obligation and prevent the Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Securities Lending.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower.  Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

What are the terms of the Advisory Agreement?

The Advisory Agreement requires the Adviser to oversee all aspects of portfolio operations. The Advisory Agreement requires the Adviser to provide, subject to supervision by the Board, investment advice and investment services to the Portfolio. The Advisory Agreement also provides that the Adviser may engage, subject to the approval of the Board and where required, the shareholders of the Portfolio, sub-advisers to provide day-to-day advisory services to the Portfolio.  DSL may delegate to the sub-advisers duties, among other things, to formulate and implement the Portfolio’s investment program, including the duty to determine what securities will be purchased and sold for the Portfolio.  DSL and not the Portfolio will bear the expense of services provided by any sub-adviser.

The Advisory Agreement provides that DSL is not subject to liability to the Portfolio for any act or omission in the course of, or connected with, rendering services under the Advisory  Agreement, except by reason of willful misfeasance, bad faith or negligence, or reckless disregard of its duties under the agreement.

For the services it provides to the Portfolio under the Advisory Agreement, DSL currently receives advisory fees, payable monthly, pursuant to the following fee schedule: 0.50% on the first $4 billion of the Portfolio’s average daily net assets; 0.475% on the next $1 billion of the Portfolio’s average daily net assets; 0.45% on the next $1 billion of the Portfolio’s average daily net assets; and 0.43% on the Portfolio’s average daily net assets in excess of $6 billion.

DSL is contractually obligated to limit expenses of the Portfolio to 1.04%, 0.54%, 0.79%, and 0.94% for Adviser Class, Initial Class, Service Class, and Service 2 Class shares, respectively, through May 1, 2012; this obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.  This obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or DSL upon written notice within 90 days of the end of the current term or upon termination of the Advisory Agreement.  Amounts expended by DSL to subsidize the Portfolio’s expenses are subject to possible recoupment by DSL within three years of the date that the expense is incurred.  In addition, DSL is contractually obligated to waive a portion of the management fee such that the net management fee will be equal to 0.40% through May 1, 2012.  As discussed herein, in connection with the appointment of ING IM under the Interim Sub-Advisory Agreement, DSL contractually agreed to further waive a portion of the management fee through May 1, 2012.  Effective January 21, 2011, the estimated additional management fee waiver for the Portfolio is 0.02%.  There is no assurance that these management fee waivers will continue after May 1, 2012.  These management fee waivers will continue only if DSL agrees to renew them.  The Portfolio paid $2,432,114 in annual fees to DSL for fiscal year ended December 31, 2010.

As discussed above, effective January 21, 2011, ING IM was appointed as the sub-adviser to the Portfolio pursuant to the Interim Agreement that was approved by the Board.  Under its terms, the sub-advisory fees payable to ING IM under the Interim Agreement are the same as those discussed below for the Proposed ING IM Sub-Advisory Agreement.

What are the terms of the Proposed ING IM Sub-Advisory Agreement?

A copy of the Proposed ING IM Sub-Advisory Agreement between DSL and ING IM is included as Appendix B.  The description of the Proposed ING IM Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix B.

The Proposed ING IM Sub-Advisory Agreement is materially identical to the ING IM Interim Agreement.  As compared to the prior sub-advisory agreement with OppenheimerFunds, the key terms of the Proposed ING IM Sub-Advisory Agreement are substantially similar with the exception of the fees payable and certain provisions related to the representations and warranties, expenses of certain supplements to the Portfolio’s registration statement, compliance reporting, and indemnification.  Under the Proposed ING IM Sub-Advisory Agreement, the fees payable to ING IM would be paid by DSL, and not by the Portfolio.  Pursuant to the Proposed ING IM Sub-Advisory Agreement, ING IM would act as the Portfolio’s sub-adviser.  In this capacity, ING IM would furnish the Portfolio with investment advisory services in connection with a continuous investment program and manage the Portfolio’s investments in accordance with its investment objective, investment policies, and restrictions, as set forth in the Portfolio’s prospectus and statement of additional information.  Subject to the supervision and control of DSL, which in turn is subject to the supervision and control of the Board, ING IM, in its discretion, would determine and select the securities to be purchased for and sold from the Portfolio and place orders with and gives instructions to brokers, dealers, and others to cause such transactions to be executed.

In the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Proposed ING IM Sub-Advisory Agreement, ING IM would not be liable to the Company, its shareholders or to DSL for any act or omission resulting in any loss suffered by the Company, the Portfolio or the Portfolio’s shareholders in connection with any service provided under the Proposed ING IM Sub-Advisory Agreement.

The sub-advisory fee payable under the Proposed ING IM Sub-Advisory Agreement would be pursuant to the following fee schedule (as a percentage of the Portfolio’s average daily net assets): 0.225% on the first $4 billion; 0.21375% on the next $1 billion; 0.2025% on the next $1 billion; and 0.1935% thereafter.

ING IM is contractually obligated to waive a portion of its sub-advisory fee through May 1, 2012 such that the net sub-advisory fee is 0.18%.  There is no guarantee that the sub-advisory fee waiver will continue after May 1, 2012.  The sub-advisory fee waiver will continue only if the sub-adviser agrees to renew it.  The ING IM sub-advisory fee is payable by DSL to ING IM for its management of the Portfolio and is consistent with how the advisers of other funds in the ING Funds complex pay sub-advisers for their sub-advisory services (as compared by the percentage of the advisory fee rate those advisers receive from such funds).  For its fee, ING IM will furnish, at its expense, all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties under the Proposed ING IM Sub-Advisory Agreement.

If Proposal One is approved by shareholders, the Proposed ING IM Sub-Advisory Agreement is expected to become effective on or around June 7, 2011 and will remain in full force and effect, unless otherwise terminated, through November 30, 2012.  Thereafter, unless earlier terminated, the Proposed ING IM Sub-Advisory Agreement shall continue in full force and effect for periods of one year, provided that such continuance is specifically approved at least annually by: (i) the vote of a majority of the Board; or (ii) the vote of a majority of the outstanding voting shares of the Portfolio, and provided that such continuance is also approved by the vote of a majority of the Independent Directors (as defined herein), cast in person at a meeting called for the purpose of voting on such approval.

The Proposed ING IM Sub-Advisory Agreement may be terminated by DSL at any time, upon sixty (60) days’ written notice to ING IM and the Portfolio; by the Portfolio at any time without payment of any penalty, upon the vote of a majority of the Portfolio’s Board; or a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days’ written notice to DSL and ING IM.  The Proposed ING IM Sub-Advisory Agreement also may be terminated by ING IM upon three (3) months’ written notice, unless the Portfolio or DSL requests additional time to find a replacement for ING IM.  In such a case, ING IM must allow the additional time requested by the Portfolio or DSL, but the extension may not exceed three (3) months beyond the initial three (3) month notice period.  However, ING IM may terminate the Proposed ING IM Sub-Advisory Agreement at any time without penalty, effective upon written notice to DSL and the Portfolio, if either ING IM (acting in good faith) or DSL ceases to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or otherwise becomes legally incapable of providing investment management services under applicable law or pursuant to its respective contract with the Portfolio; if DSL becomes bankrupt or otherwise incapable of carrying out its obligations under the Proposed ING IM Sub-Advisory Agreement; and/or if ING IM does not receive compensation for its services from DSL or the Portfolio as required by the terms of the Proposed ING IM Sub-Advisory Agreement.

What are the changes to the Portfolio’s fee structure due to the appointment of ING IM as sub-adviser?

As noted above, the sub-advisory fee under the Proposed ING IM Sub-Advisory Agreement will be pursuant to the following fee schedule (as a percentage of the Portfolio’s average daily net assets): 0.225% on the first $4 billion; 0.21375% on the next $1 billion; 0.2025% on the next $1 billion; and 0.1935% thereafter.

ING IM is contractually obligated to waive a portion of its sub-advisory fee through May 1, 2012 such that the net sub-advisory fee is 0.18%. There is no guarantee that the sub-advisory fee waiver will continue after May 1, 2012. The sub-advisory fee waiver will continue only if the sub-adviser agrees to renew it.

The sub-advisory fee payable under the Proposed ING IM Sub-Advisory Agreement is lower than the fee payable under the prior sub-advisory agreement, which was 0.30% of the Portfolio’s average daily net assets if total assets of the Portfolio and ING Oppenheimer Global Portfolio at any month-end were less than or equal to $1 billion, or 0.23% if total assets of the Portfolio and ING Oppenheimer Global Portfolio at any month-end were in excess of $1 billion.

In connection with the appointment of ING IM under the ING IM Interim Agreement and in order to share the savings it receives from the reduced sub-adviser fees, DSL has contractually agreed to further waive a portion of the management fee through May 1, 2012.  Effective January 21, 2011, the estimated additional management fee waiver for the Portfolio is 0.02%.  There is no assurance that the management fee waiver will continue after May 1, 2012.  The management fee waiver will continue only if DSL agrees to renew it.

What is the required vote?

Shareholders of the Portfolio must approve the Proposed ING IM Sub-Advisory Agreement for it to become effective.  Approval of the Proposed ING IM Sub-Advisory Agreement by the Portfolio requires the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio, which, for this purpose means the affirmative vote of the lesser of: (1) 67% or more of the voting securities of the Portfolio present at the Special Meeting if more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Portfolio.

What happens if shareholders do not approve Proposal One?

If shareholders of the Portfolio do not approve the Proposed Sub-Advisory Agreement, the Portfolio will continue to be managed by ING IM under the ING IM Interim Agreement until no later than June 20, 2011, and the Board will determine what additional action(s) should be taken.

What was the process of selecting ING IM as the sub-adviser to the Portfolio?

DSL did not perform a traditional sub-advisory search when considering the appointment of ING IM as sub-adviser to the Portfolio.  DSL was familiar with its affiliate, ING IM, and its proprietary Global Bond strategy, which DSL believes could benefit the Portfolio and its shareholders.

The Board has established Investment Review Committees to, among other things, monitor the performance of each ING fund and make recommendations to the Board with respect to each fund. In advance of the International/Balanced/Fixed-Income Investment Review Committee (“I/B/F IRC”) meeting held on September 29, 2010, DSL provided the I/B/F IRC members with written materials in support of the proposed appointment of ING IM as the sub-adviser to the Portfolio.  Among the materials provided to the I/B/F IRC was a discussion of DSL’s rationale for recommending ING IM as a proposed sub-adviser, written materials provided by ING IM with respect to its proposed strategy for the Portfolio, the resources it could devote to managing the Portfolio, its compliance structure, and information with respect to ING IM’s experience in managing accounts in a style similar to that in which they propose to manage the Portfolio.  The I/B/F IRC also considered the reputation of ING IM in the industry. At the conclusion of the meeting, the I/B/F IRC determined that it would recommend to the full Board the proposed appointment of ING IM as the sub-adviser to the Portfolio.

The Board has established a Contracts Committee for the purpose of overseeing agreements or plans involving the ING Funds, including the Portfolio. In advance of the Contracts Committee’s meeting held on September 24, 2010, management provided the Contracts Committee members with written materials in support of the proposed new sub-adviser to the Portfolio.  At its September 24, 2010 meeting, the Contracts Committee reviewed the terms of the Proposed ING IM Sub-Advisory Agreement and such other materials relevant to its evaluation of the proposed appointment of ING IM as the sub-adviser to the Portfolio.  At the conclusion of the meeting, the Contracts Committee determined that it would recommend to the full Board, approval of the Proposed ING IM Sub-Advisory Agreement.

What are the factors that were considered by the Board?

At a meeting of the Board held on September 30, 2010 the Board, including a majority of the Independent Directors, determined to:  (1) terminate OppenheimerFunds as sub-adviser to the Portfolio following a notice period; (2) appoint ING IM as a sub-adviser to the Portfolio; and (3) approve the Proposed ING IM Sub-Advisory Agreement with ING IM under which it would serve as a sub-adviser to the Portfolio.

In determining whether to approve the Proposed ING IM Sub-Advisory Agreement with ING IM, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Proposed ING IM Sub-Advisory Agreement should be approved for the Portfolio.  The materials provided to the Board to inform its consideration of whether to approve the Proposed ING IM Sub-Advisory Agreement included the following: (1) ING IM’s presentation before the International/Balanced/Fixed Income Funds Investment Review Committee at its September 29, 2010 meeting; (2) memoranda and related materials provided to the Board in advance of its September 30, 2010 meeting discussing:  (a) Management’s rationale for recommending that ING IM serve as a sub-adviser to the Portfolio, (b) the performance of ING IM in managing the ING Global Bond Fund, which is managed in an investment style that is similar to its proposed management of the Portfolio (with such performance being compared against relevant benchmark indices and Morningstar Category averages), and (c) ING IM’s considerable firm-wide resources, investment philosophy, and the firm’s overall investment process; (3) Fund Analysis and Comparison Tables for the Portfolio that provide information about the performance and projected net expense ratio of the Portfolio as compared with a representative group of variable products mutual funds with similar investment programs to the investment program of the Portfolio as modified in connection with the appointment of ING IM selected based upon and the performance of the Portfolio’s proposed Selected Peer Group; (4) ING IM’s responses to inquiries from K&L Gates LLP, counsel to the Independent Directors; (5) supporting documentation, including copies of the forms of the Proposed ING IM Sub-Advisory Agreement; and (6) other information relevant to the Board’s evaluation.

In reaching its decision to engage ING IM, the Board, including a majority of the Independent Directors, considered a number of factors including, but not limited to, the following:  (1) the Adviser’s view with respect to the reputation of ING IM as a manager to other portfolios in the ING Funds complex; (2) the strength and reputation of ING IM in the industry; (3) the nature and quality of the services to be provided by ING IM under the Proposed ING IM Sub-Advisory Agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies, and resources of ING IM and their fit among the stable of managers in the ING Funds line-up; (5) the fairness of the compensation under the Proposed ING IM Sub-Advisory Agreement in light of the services to be provided by ING IM and the projected profitability of ING IM as a sub-adviser to the Portfolio, including the facts that the sub-advisory fee payable to ING IM is lower than the fee previously payable to OppenheimerFunds and that DSL has agreed to share approximately 50% of these savings with the Portfolio through at least May 1, 2012; (6) the costs for the services to be provided by ING IM, including that the proposed fee structure will move from a modified-unified fee structure to a traditional advisory fee structure under the Advisory Agreement; (7) the sub-advisory fee payable by the Adviser to ING IM; (8) ING IM’s operations and compliance programs, including the policies and procedures intended to assure compliance with the Federal securities laws; (9) the appropriateness of the selection of ING IM in light of the Portfolio’s proposed investment objective and investor base; and (10) ING IM’s Codes of Ethics, which had previously been approved by the Board, and related procedures for complying with those Codes.  In addition, in evaluating the Proposed IM Sub-Advisory Agreement and the Adviser’s recommendation that the Board approve this agreement, the Board, including the Independent Directors, recognized that because ING IM is an affiliate of the Adviser, replacing OppenheimerFunds with ING IM as a sub-adviser to the Portfolio would result in an increase in the fees payable to ING entities by the Portfolio.

The Board, including the Independent Directors, also considered the Adviser’s view that the derivatives used under the OppenheimerFunds strategy increased the Portfolio operating risk and administrative burdens as compared to the operating risks and administrative burdens the ING IM strategy is expected to present.  The Board and the Independent Directors also considered reports from the Adviser that the Portfolio had experienced consistent outflows in the last two years on ING-related platforms, as well as questions raised by the Adviser about the Portfolio’s strategic fit on an ING business platform.

After its deliberation, the Board reached the following conclusions: (1) ING IM should be appointed to serve as a sub-adviser to the Portfolio under the Proposed ING IM Sub-Advisory Agreement with the Adviser; (2) the sub-advisory fee rate payable by the Adviser to ING IM is reasonable in the context of all factors considered by the Board; and (3) ING IM maintains appropriate compliance programs, with this conclusion based upon, among other things, a representation from the Portfolio’s CCO that ING IM’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws.  Based on these conclusions and other factors, the Board voted to approve the Proposed ING IM Sub-Advisory Agreement for the Portfolio.  During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal One is in the best interests of the Portfolio and its shareholders. Accordingly, after consideration of such factors and information it considered relevant, the Board, including all of the Independent Directors present at its September 30, 2010 meeting, approved the Proposal and voted to recommend to shareholders that they approve Proposal One. The Board is therefore recommending that the Portfolio’s shareholders vote “FOR” Proposal One to appoint ING IM as sub-adviser to the Portfolio and the implementation of the Proposed ING IM Sub-Advisory Agreement, as discussed in this Proxy Statement.

PROPOSAL TWO

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT FOR THE PORTFOLIO BETWEEN

DSL AND ING INVESTMENT MANAGEMENT ASIA/PACIFIC (HONG KONG) LIMITED

What is Proposal Two?

Shareholders of the Portfolio are being asked to approve a new sub-advisory agreement between DSL and ING Investment Management Asia/Pacific (Hong Kong) Limited (“ING Asia/Pacific”) on behalf of the Portfolio (the “Proposed ING Asia/Pacific Sub-Advisory Agreement”).  If shareholders approve Proposal Two, ING Asia/Pacific would serve as an additional sub-adviser to the Portfolio.  Subject to shareholder approval of Proposal One, DSL initially anticipates allocating assets only to ING IM.  However, in the future, to pursue the Portfolio’s investment objective, DSL may, at its discretion, allocate a portion of the Portfolio’s assets to ING Asia/Pacific, and may change the allocation of the Portfolio’s assets among all sub-advisers of the Portfolio.  This would permit DSL to take advantage of the investment resources of its affiliates, wherever located.  Each sub-adviser would make investment decisions for the assets it is allocated to manage and would be paid a sub-advisory fee based on the Portfolio’s average daily net assets it manages at the same rate payable to ING IM pursuant to the fee schedule in the Proposed ING IM Sub-Advisory Agreement.

The Proposed ING Asia/Pacific Sub-Advisory Agreement would permit DSL to obtain from ING Asia/Pacific investment advice, including factual information, research reports, investment recommendations, and trading services and to grant to ING Asia/Pacific investment management authority if DSL believes that doing so would benefit the Portfolio.  DSL believes that the Proposed ING Asia/Pacific Sub-Advisory Agreement will provide flexibility and allow DSL to access a broader talent base to build the best portfolio management teams to serve the Portfolio by allowing the Portfolio to access portfolio managers and investment personnel located in other offices, including those outside the United States, who might have specialized expertise with respect to local companies, markets and economies, and/or various types of investments and investment techniques.

Who is ING Asia/Pacific?

ING Asia/Pacific is a registered investment adviser and an indirect, wholly-owned subsidiary of ING Groep.  It has its principal office at Level 81, International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong.  As of December 31, 2010, ING Asia/Pacific, together with other ING IM affiliated companies in the Asia Pacific region including Japan, managed approximately $5.72 billion in assets.

See Appendix E for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING Asia/Pacific.

What are the key terms of the Proposed ING Asia/Pacific Sub-Advisory Agreement?

ING Asia/Pacific would only receive sub-advisory fees to the extent that DSL actually allocates assets of the Portfolio to ING Asia/Pacific to manage.  Similar to the fee structure in place for ING IM pursuant to the Interim and Proposed ING IM Sub-Advisory Agreements, ING Asia/Pacific would receive from DSL, a sub-advisory fee computed at an annual rate of 0.225% on the first $4 billion; 0.21375% on the next $1 billion; 0.2025% on the next $1 billion; and 0.1935% thereafter (as a percentage of the Portfolio’s average daily net assets that have been allocated to ING Asia/Pacific by DSL), payable monthly. Similar to the sub-advisory fee waiver in place for ING IM, ING Asia/Pacific is contractually obligated to waive a portion of its sub-advisory fee through May 1, 2012 such that the net sub-advisory fee is 0.18%.  There is no guarantee that the sub-advisory fee waiver will continue after May 1, 2012.  The sub-advisory fee waiver will continue only if the sub-adviser agrees to renew it. Because DSL will continue to pay all of the sub-advisory fees charged by ING Asia/Pacific, the Proposed ING Asia/Pacific

Sub-Advisory Agreement will not affect the Portfolio’s expense structure as described in Proposal One. ING Asia/Pacific is a sub-adviser for other mutual funds for which DSL or another ING affiliate is the investment adviser.  The terms of the Proposed ING Asia/Pacific Sub-Advisory Agreement, a form of which is set forth in Appendix C, are substantially the same as the Proposed ING IM Sub-Advisory Agreement. The description of the Proposed ING Asia/Pacific Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix C.

If Proposal Two is approved by shareholders, the Proposed ING Asia/Pacific Sub-Advisory Agreement is expected to become effective on or around June 7, 2011 and will remain in full force and effect, unless otherwise terminated, through November 30, 2012.  Thereafter, unless earlier terminated, the Proposed ING Asia/Pacific Sub-Advisory Agreement shall continue in full force and effect for successive one-year periods, provided that such continuance is specifically approved at least annually by: (i) the vote of a majority of the Board; or (ii) the vote of a majority of the outstanding voting shares of the Portfolio, and provided that such continuance is also approved by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval.

In the absence of willful misfeasance, bad faith, or gross negligence in the performance of its obligations or reckless disregard of its obligations and duties, ING Asia/Pacific would not be liable to the Company, its shareholders, or to DSL for any act or omission resulting in any loss suffered by the Company, the Portfolio, or the Portfolio’s shareholders in connection with any service provided under the Proposed ING Asia/Pacific Sub-Advisory Agreement.

The Proposed ING Asia/Pacific Sub-Advisory Agreement may be terminated as follows: by DSL at any time without penalty, upon sixty (60) days’ written notice to ING Asia/Pacific and the Portfolio; at any time without payment of any penalty by the Portfolio, upon the vote of a majority of the Portfolio’s Board or a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days’ written notice to DSL and ING Asia/Pacific; or by ING Asia/Pacific upon three (3) months’ written notice unless the Portfolio or DSL requests additional time to find a replacement for ING Asia/Pacific, in which case ING Asia/Pacific shall allow the additional time requested by the Portfolio or DSL not to exceed three (3) months beyond the initial three (3) month notice period; provided, however, that ING Asia/Pacific may terminate the Proposed ING Asia/Pacific Sub-Advisory Agreement at any time without penalty, with respect to the Portfolio, effective upon written notice to DSL and the Portfolio, in the event either ING Asia/Pacific (acting in good faith) or DSL ceases to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or otherwise becomes legally incapable of providing investment management services under applicable law or pursuant to its respective contract with the Portfolio, DSL becomes bankrupt or otherwise incapable of carrying out its obligations under the Proposed ING Asia/Pacific Sub-Advisory Agreement, and/or ING Asia/Pacific does not receive compensation for its services from DSL or the Portfolio as required by the terms of this agreement.

Board Considerations

At a meeting of the Board held on September 30, 2010 the Board, including a majority of the Independent Directors, determined to:  (1) approve ING Asia/Pacific as a sub-adviser to the Portfolio; and (2) approve the Proposed ING Asia/Pacific Sub-Advisory Agreement with ING Asia/Pacific under which it would serve as a sub-adviser to the Portfolio.

In determining whether to approve the Proposed ING Asia/Pacific Sub-Advisory Agreement, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Proposed ING Asia/Pacific Sub-Advisory Agreement should be approved for the Portfolio.  The materials provided to the Board to inform its consideration of whether to approve the Proposed ING Asia/Pacific Sub-Advisory Agreement included the following: (1) memoranda and related materials provided to the Board in advance of its September 30, 2010 meeting discussing:  (a) Management’s rationale for recommending that ING Asia/Pacific serve as a sub-adviser to the Portfolio; and (b) the

“global ING IM multi-manager” approach utilized when engaging ING affiliated sub-advisers to manage the assets of an ING fund; (2) responses from ING Asia/Pacific to inquiries from K&L Gates LLP; (3) supporting documentation, including copies of the form of Proposed ING Asia/Pacific Sub-Advisory Agreement; and (4) other information relevant to the Board’s evaluation.  The Board also considered Management’s representations that there was no immediate intention to allocate assets of the Portfolio to be managed on a day-to-day basis by ING Asia/Pacific and that at such time as ING Asia/Pacific is directed by the Adviser to provide investment advisory services to all or a portion of the assets of the Portfolio, Management will undertake to provide the Board and counsel to the Independent Directors with additional information regarding its services relevant to the Board’s evaluation.

In reaching its decision to engage ING Asia/Pacific, the Board, including a majority of the Independent Directors, considered a number of factors including, but not limited to, the following:  (1) the Adviser’s view with respect to the reputation of ING Asia/Pacific as a manager to other portfolios in the ING Funds complex; (2) the strength and reputation of ING Asia/Pacific in the industry; (3) the nature and quality of the services to be provided by ING Asia/Pacific under the Proposed ING Asia/Pacific Sub-Advisory Agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING Asia/Pacific and their fit among the stable of managers in the ING Funds line-up; (5) the fairness of the compensation under the Proposed ING Asia/Pacific Sub-Advisory Agreement in light of the services to be provided by ING Asia/Pacific and the projected profitability of ING Asia/Pacific as a sub-adviser to the Portfolio; (6) the costs for the services to be provided by ING Asia/Pacific, including that the proposed fee structure will move from a modified-unified fee structure to a traditional advisory fee structure under the Advisory Agreement; (7) the sub-advisory fee payable by the Adviser to ING Asia/Pacific; (8) ING Asia/Pacific’s operations and compliance programs, including the policies and procedures intended to assure compliance with the Federal securities laws; (9) the appropriateness of the selection of ING Asia/Pacific in light of the Portfolio’s proposed investment objective and investor base; and (10) ING Asia/Pacific’s Codes of Ethics, which had previously been approved by the Board and related procedures for complying with those Codes.

After its deliberation, the Board reached the following conclusions: (1) ING Asia/Pacific should be appointed to serve as a sub-adviser to the Portfolio under the Proposed ING Asia/Pacific Sub-Advisory Agreement with the Adviser; (2) the sub-advisory fee rate payable by the Adviser to ING Asia/Pacific is reasonable in the context of all factors considered by the Board; and (3) ING Asia/Pacific maintains appropriate compliance programs, with this conclusion based upon, among other things, a representation from the Portfolio’s CCO that ING Asia/Pacific’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws.  Based on these conclusions and other factors, the Board voted to approve the Proposed ING Asia/Pacific Sub-Advisory Agreement for the Portfolio.  During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal Two is in the interests of the Portfolio and its shareholders.  Accordingly, after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Directors present at its September 30, 2010 meeting, approved Proposal Two and voted to recommend to shareholders that they approve Proposal Two.  The Board is therefore recommending that the Portfolio’s shareholders vote “FOR” Proposal Two to approve a new sub-advisory agreement between DSL and ING Asia/Pacific and the implementation of the Proposed ING Asia/Pacific Sub-Advisory Agreement, as discussed in this Proxy Statement.

What is the required vote?

Proposal Two must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio which, for this purpose, means the affirmative vote of the lesser of:  (1) more than 50% of the outstanding shares of the Portfolio; or (2) 67% or more of the shares of the Portfolio present at the Special Meeting, if more than 50% of the outstanding shares of the Portfolio are represented at the meeting in person or by proxy.

What happens if shareholders do not approve Proposal Two?

If shareholders do not approve Proposal Two, ING Asia/Pacific will not sub-advise any portion of the Portfolio’s assets and the Board will determine what additional action(s), if any, should be taken.

PROPOSAL THREE

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT FOR THE PORTFOLIO BETWEEN

DSL AND ING INVESTMENT MANAGEMENT ADVISORS B.V.

What is Proposal Three?

Shareholders of the Portfolio are being asked to approve a new sub-advisory agreement between DSL and ING Investment Management Advisors B.V. (“IIM BV”) on behalf of the Portfolio (the “Proposed IIM BV Sub-Advisory Agreement”).  If shareholders approve Proposal Three, IIM BV would serve as an additional sub-adviser to the Portfolio. Subject to shareholder approval of Proposal One, DSL initially anticipates allocating assets only to ING IM.  However, in the future, to pursue the Portfolio’s investment objective, DSL may, at its discretion, allocate a portion of the Portfolio’s assets to IIM BV, and may change the allocation of the Portfolio’s assets among all sub-advisers of the Portfolio.  This would permit DSL to take advantage of the investment resources of its affiliates, wherever located.  Each sub-adviser would make investment decisions for the assets it is allocated to manage and would be paid a sub-advisory fee based on the Portfolio’s average daily net assets it manages at the same rate payable to ING IM pursuant to the fee schedule in the Proposed ING IM Sub-Advisory Agreement.

The Proposed IIM BV Sub-Advisory Agreement would permit DSL to obtain from IIM BV investment advice, including factual information, research reports, investment recommendations, and trading services and to grant to IIM BV investment management authority if DSL believes that doing so would benefit the Portfolio.  DSL believes that the Proposed IIM BV Sub-Advisory Agreement will provide flexibility and allow DSL to access a broader talent base to build the best portfolio management teams to serve the Portfolio by allowing the Portfolio to access portfolio managers and investment personnel located in other offices, including those outside the United States, who might have specialized expertise with respect to local companies, markets and economies and/or various types of investments and investment techniques.

Who is IIM BV?

IIM BV is a registered investment adviser and an indirect wholly-owned subsidiary of ING Groep.  It is a Netherlands corporation with principal offices at Prinses Beatrixlaan 15, 2595 AK The Hague, the Netherlands.  Organized in 1896, IIM BV became an investment advisory company in 1991. As of December 31, 2010, IIM BV had approximately $2.3 billion in assets under management. IIM BV operates under the collective management of ING Investment Management Europe which, as of December 31, 2010, had approximately $206.8 billion in assets under management.

See Appendix E for a listing of the names, addresses, and the principal occupations of the principal executive officers of IIM BV.

What are the key terms of the Proposed IIM BV Sub-Advisory Agreement?

IIM BV would only receive sub-advisory fees to the extent that DSL actually allocates assets of the Portfolio to IIM BV to manage.  Similar to the fee structure in place for ING IM pursuant to the Interim and Proposed ING IM Sub-Advisory Agreements, IIM BV would receive from DSL, a sub-advisory fee computed at an annual rate of 0.225% on the first $4 billion; 0.21375% on the next $1 billion; 0.2025% on the next $1 billion; and 0.1935% thereafter (as a percentage of the Portfolio’s average daily net assets that have been allocated to IIM BV by DSL), payable monthly.  Similar to the sub-advisory fee waiver in place for ING IM and ING Asia/Pacific, IIM BV is contractually obligated to waive a portion of its sub-advisory fee through May 1, 2012 such that the net sub-advisory fee is 0.18%.  There is no guarantee that the sub-advisory fee waiver will continue after May 1, 2012.  The sub-advisory fee waiver will continue only if the sub-adviser agrees to renew it. Because DSL will continue to pay all of the sub-advisory fees charged by IIM BV, the Proposed IIM BV Sub-Advisory Agreement will not affect the Portfolio’s expense structure as described in Proposal One. IIM BV is a sub-adviser for other mutual funds for which DSL or another ING affiliate is the investment adviser. The terms of the Proposed IIM BV Sub-Advisory Agreement, a form of which is set forth in Appendix D, are substantially the same as the Proposed ING IM Sub-Advisory Agreement.  The description of the Proposed IIM BV Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix D.

If Proposal Three is approved by shareholders, the Proposed IIM BV Sub-Advisory Agreement is expected to become effective on or around June 7, 2011 and will remain in full force and effect, unless otherwise terminated, through November 30, 2012.  Thereafter, unless earlier terminated, the Proposed IIM BV Sub-Advisory Agreement shall continue in full force and effect for successive one-year periods, provided that such continuance is specifically approved at least annually by: (i) the vote of a majority of the Board; or (ii) the vote of a majority of the outstanding voting shares of the Portfolio, and provided that such continuance is also approved by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval.

In the absence of willful misfeasance, bad faith, or gross negligence in the performance of its obligations or reckless disregard of its obligations and duties, IIM BV would not be liable to the Company, its shareholders, or to DSL for any act or omission resulting in any loss suffered by the Company, the Portfolio, or the Portfolio’s shareholders in connection with any service provided under the Proposed IIM BV Sub-Advisory Agreement.

The Proposed IIM BV Sub-Advisory Agreement may be terminated as follows: by DSL at any time without penalty, upon sixty (60) days’ written notice to IIM BV and the Portfolio; at any time without payment of any penalty by the Portfolio, upon the vote of a majority of the Portfolio’s Board or a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days’ written notice to DSL and IIM BV; or by IIM BV upon thirty (30) days’ written notice to the Portfolio and In the event of termination of the Proposed Foreign Affiliate Sub-Advisory Agreement, DSL and IIM BV will consult together on the proper completion of the services and transfer of IIM BV’s functions to DSL or a third party; provided, however, that IIM BV may terminate the Proposed IIM BV Sub-Advisory Agreement at any time without penalty, with respect to the Portfolio, effective upon written notice to DSL and the Portfolio, in the event either IIM BV (acting in good faith) or DSL ceases to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or otherwise becomes legally incapable of providing investment management services under applicable law or pursuant to its respective contract with the Portfolio, DSL becomes bankrupt or otherwise incapable of carrying out its obligations under the Proposed IIM BV Sub-Advisory Agreement, and/or IIM BV does not receive compensation for its services from DSL or the Portfolio as required by the terms of this agreement.

Board Considerations

At a meeting of the Board held on September 30, 2010 the Board, including a majority of the Independent Directors, determined to:  (1) approve IIM BV as a sub-adviser to the Portfolio; and (2) approve the Proposed IIM BV Sub-Advisory Agreement with IIM BV under which it would serve as a sub-adviser to the Portfolio.

In determining whether to approve the Proposed IIM BV Sub-Advisory Agreement, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Proposed IIM BV Sub-Advisory Agreement should be approved for the Portfolio.  The materials provided to the Board to inform its consideration of whether to approve the Proposed IIM BV Sub-Advisory Agreement included the following:  (1) memoranda and related materials provided to the Board in advance of its September 30, 2010 meeting discussing:  (a) Management’s rationale for recommending that IIM BV serve as a sub-adviser to the Portfolio, and (b) the “global ING IM multi-manager” approach utilized when engaging ING-affiliated sub-advisers to manage the assets of an ING fund; (2) responses from IIM BV to inquiries from K&L Gates LLP; (3) supporting documentation, including copies of the form of Proposed IIM BV Sub-Advisory Agreement; and (4) other information relevant to the Board’s evaluation.  The Board also considered Management’s representations that there was no immediate intention to allocate assets of the Portfolio to be managed on a day-to-day basis by IIM BV and that at such time as IIM BV is directed by the Adviser to provide investment advisory services to all or a portion of the assets of the Portfolio, Management will undertake to provide the Board and counsel to the Independent Directors with additional information regarding its services relevant to the Board’s evaluation.

In reaching its decision to engage IIM BV, the Board, including a majority of the Independent Directors, considered a number of factors including, but not limited to, the following:  (1) the Adviser’s view with respect to the reputation of IIM BV as a manager to other portfolios in the ING Funds complex; (2) the strength and reputation of IIM BV in the industry; (3) the nature and quality of the services to be provided by IIM BV under the Proposed IIM BV Sub-Advisory Agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of IIM BV and their fit among the stable of managers in the ING Funds line-up; (5) the fairness of the compensation under the Proposed IIM BV Sub-Advisory Agreement in light of the services to be provided by IIM BV and the projected profitability of IIM BV as a sub-adviser to the Portfolio; (6) the costs for the services to be provided by IIM BV, including that the proposed fee structure will move from a modified-unified fee structure to a traditional advisory fee structure under the Advisory Agreement; (7) the sub-advisory fee payable by the Adviser to IIM BV; (8) IIM BV’s operations and compliance programs, including the policies and procedures intended to assure compliance with the Federal securities laws; (9) the appropriateness of the selection of IIM BV in light of the Portfolio’s proposed investment objective and investor base; and (10) IIM BV’s Codes of Ethics, which had previously been approved by the Board, and related procedures for complying with those Codes.

After its deliberation, the Board reached the following conclusions: (1) IIM BV should be appointed to serve as a sub-adviser to the Portfolio under the Proposed IIM BV Sub-Advisory Agreement with the Adviser; (2) the sub-advisory fee rate payable by the Adviser to IIM BV is reasonable in the context of all factors considered by the Board; and (3) IIM BV maintains appropriate compliance programs, with this conclusion based upon, among other things, a representation from the Portfolio’s CCO that IIM BV’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws.  Based on these conclusions and other factors, the Board voted to approve the Proposed IIM BV Sub-Advisory Agreement for the Portfolio.  During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal Three is in the interests of the Portfolio and its shareholders.  Accordingly, after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Directors present at its September 30, 2010 meeting, approved Proposal Three and voted to recommend to shareholders that they approve Proposal Three.  The Board is therefore recommending that the Portfolio’s shareholders vote “FOR” Proposal Three to approve a new sub-advisory agreement between DSL and IIM BV and the implementation of the Proposed IIM BV Sub-Advisory Agreement, as discussed in this Proxy Statement.

What is the required vote?

Proposal Three must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio, which, for this purpose, means the affirmative vote of the lesser of:  (1) more than 50% of the outstanding shares of the Portfolio; or (2) 67% or more of the shares of the Portfolio present at the Special Meeting, if more than 50% of the outstanding shares of the Portfolio are represented at the meeting in person or by proxy.

What happens if shareholders do not approve Proposal Three?

If shareholders do not approve Proposal Three, IIM BV will not sub-advise any portion of the Portfolio’s assets and the Board will determine what additional action(s), if any, should be taken.

GENERAL INFORMATION

Solicitation of Proxies

Solicitation of voting instructions is being made primarily by the mailing of the Notice of Special Meeting, the Proxy Statement, and the Voting Instructions Card on or about April 26, 2011. In addition to the solicitation of voting instructions by mail, employees of DSL and its affiliates, without additional compensation, may solicit voting instructions in person or by telephone, telegraph, facsimile, or oral communications.

If a shareholder wishes to participate in the Special Meeting, the shareholder may submit the Voting Instruction Card originally sent with the Proxy Statement, attend in person, or vote online by logging on to www.proxyweb.com and following the on-line directions.  Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact Shareholder Services toll-free at 1-800-992-0180.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Portfolio shareholder of record, unless the Portfolio has received contrary instructions from one or more of the household’s shareholders.  If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at 1-800-992-0180. If in the future any shareholder does not want the mailing of a proxy statement to be combined with household members, please inform the Portfolio in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at the telephone number listed above.

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders. Please complete and execute your Voting Instructions Card. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted your Voting Instructions Card but did not vote on the Proposals, your proxies will vote on the Proposals as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposals discussed in this Proxy Statement.

What are the voting rights and the quorum requirements?

The Separate Accounts of the participating insurance companies and Qualified Plans are the record owners of the shares of the Portfolio.  The Qualified Plans and Participating Insurance Companies will vote the Portfolio’s shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts or Qualified Plans. Participating insurance companies and Qualified Plans, which through Separate Accounts or directly, respectively, hold shares of the Portfolio, will be counted as the Portfolio’s shareholders in determining whether a quorum is present.  Because a significant percentage of the Portfolio’s shares are held by insurance companies, which use proportional voting, the presence of such insurance companies at the Special Meeting shall be sufficient to constitute a quorum for the transaction of business at the Special Meeting.

March 18, 2011 has been chosen as the Record Date. Each shareholder of the Portfolio is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote.  Shares have no preemptive or subscription rights.  Shareholders of the Portfolio at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Portfolio at the Special Meeting and any adjournments thereof with respect to their shares owned as of the Record Date.  The presence in person or by proxy of shareholders entitled to cast a majority in number of votes shall be necessary to constitute a quorum for the transaction of business at the Special Meeting with respect to the Portfolio. A shareholder vote may be taken on the Proposal in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to the Proposal.  A majority of the shareholders present in person or proxy may adjourn the meeting: (i) in the absence of a quorum at such meeting; or (ii) in the event that a quorum is present, for any reason permitted by law, including for the purpose of providing time for the solicitation of additional shareholder votes.  The persons named in the enclosed proxies will vote: (1) in favor of such adjournment with respect to those proxies in which they are entitled to vote in favor of the Proposal; (2) against any adjournments with respect to those proxies in which they are required to vote against the Proposal; and (3) will not vote any proxies that direct them to abstain from voting on the Proposal.

If a shareholder abstains from voting as to any matter, the shares represented by such abstention will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum but will be counted as votes against the Proposal.  If a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, the shares represented by such broker non-vote will be excluded from both quorum calculation and vote calculation for the Proposal.

The Company, on behalf of the Portfolio, does not impose any requirement that a specific percentage of Variable Contract Holders and Plan Participants need to give instructions as to how to vote their shares.  Where Variable Contract Holders and Plan Participants fail to give instructions as to how to vote their shares, the Qualified Plans and participating insurance companies will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract Holders and Plan Participants who voted.  The effect of proportional voting is that if a large number of Variable Contract Holders and Plan Participants fail to give voting instructions, a small number of Variable Contract Holders and Plan Participants may determine the outcome of the vote.

The following table sets forth the number of shares of each class of the Portfolio issued and outstanding as of the Record Date.

Share Class	Shares Outstanding
Class A	2,580,200.637
Class I	31,998,565.742
Class S	7,408,195.796
Class S2	279.330
Total	41,987,241.505

As of the Record Date, no person owned beneficially more than 5% of any class of the Portfolio, except as set forth in Appendix A. To the best of the Company’s knowledge, as of the Record Date, the officers and Directors beneficially owned, as a group, less than 1% of any class of the Portfolio.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Company a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy. In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” each Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

Who are the other service providers to the Portfolio?

ING Investments Distributor, LLC (“IID”) is the principal underwriter and distributor for the Portfolio.  IID’s principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. IID is an affiliate of DSL and an indirect, wholly-owned subsidiary of ING Groep. IID received $392,128 for its services to the Portfolio for the fiscal year ended December 31, 2010.

ING Funds Services, LLC (“IFS”) is the administrator to the Portfolio.  Effective January 21, 2011, the Portfolio’s fee structure changed from a “modified-unified” fee structure to a “traditional” fee structure.  Under the modified-unified fee structure, the Portfolio paid a single administrative fee to its administrator, IFS.  The administrative fee and the advisory fee paid by the Portfolio covered essentially all of the Portfolio’s ordinary operating expenses.  Under the current, traditional fee structure, the Portfolio pays an advisory fee, an administrative fee, and separately pays for all its other operating expenses, such as custody, printing expenses, and transfer agency, audit, and legal services.  The traditional fee arrangement allows for greater transparency of expenses to shareholders and easier comparability of the Portfolio’s expenses with other ING funds/portfolios.

The total annual operating expenses of each share class of the Portfolio were expected to increase by approximately 0.04% as a result of the transition to a traditional fee structure; however, through the imposition of various fee waivers and expense limitations, the Portfolio’s net annual ordinary operating expenses will not increase through at least May 1, 2012.  There is no assurance that these waivers and limitations will continue beyond that date.  Please refer to the current prospectuses for the Portfolio, as supplemented, for more information regarding these arrangements and the Portfolio’s fees and expenses generally.

During the fiscal year ended December 31, 2010, the Portfolio did not pay any brokerage commissions to affiliated broker-dealers.

Who pays for this proxy solicitation?

The Portfolio will not pay the expenses in connection with the Notice and this Proxy Statement or the Special Meeting of Shareholders. ING IM or an affiliate will pay the expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

Can shareholders submit proposals for consideration in a Proxy Statement?

The Portfolio is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Because the Portfolio does not hold regular shareholder meetings, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.  Whether a proposal from a shareholder is included in a proxy statement will be determined in accordance with applicable federal and state laws.  The timely submission of a proposal does not guarantee its inclusion in the proxy statement.

In order that your vote at the Special Meeting may be counted, prompt execution and return of the enclosed Voting Instructions Card is requested.  A self-addressed, postage paid envelope is enclosed for your convenience.  You may also vote via telephone or via the Internet.  Please follow the voting instructions as outlined on your Voting Instructions Card.

Huey P. Falgout, Jr.

Secretary

April 26, 2011

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

APPENDIX A

Beneficial Owners of More than 5% of a Class of the Portfolio

As of March 18, 2011

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Portfolio
ING National Trust 1 Orange Way Windsor, CT 06095-4773	91.9% Class A; 8.5% Class I; Beneficial	12.4%

ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 One Orange Way B3N Windsor, CT 06095	8.1% Class A; 91.4% Class I; 45.9% Class S; Beneficial	78.3%

Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 1 Orange Way Windsor, CT 06095	22.7% Class S; 100.0% Class S2; Beneficial	4.0%

Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	18.6% Class S; Beneficial	3.3%

ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	11.0% Class S; Beneficial	1.9%

* Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

APPENDIX B

FORM OF SUB-ADVISORY AGREEMENT

ING PARTNERS, INC.

This AGREEMENT is made as of this 7th day of June, 2011, between Directed Services LLC, a Delaware limited liability company (the “Manager”), and ING Investment Management Co., a Connecticut corporation (the “Sub-Adviser”).

WHEREAS, ING Partners, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Fund may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Advisory Agreement, dated May 1, 2003, as amended (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.  Appointment.  The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.  To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.

In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.  Sub-Adviser Duties.  Subject to the supervision of the Fund’s Board of Directors and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest.  To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series.  The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment.  The Sub-Adviser further agrees as follows:

(a)           The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Directors of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser.  In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)            The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii)           The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested in connection with annual and special meetings of equity stockholders, provided however, that the  Sub-Adviser retains responsibility to vote or abstain from voting all proxies with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization, unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy it receives on behalf of the Fund solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

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The Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)         In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series.  With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(iv)          The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Directors, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser.  The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)            The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)          The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

(b)           The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Sub-

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Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(c)           The Sub-Adviser will provide reports to the Fund’s Board of Directors for consideration at meetings of the Board of Directors on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Fund’s Board of Directors with respect to each Series such periodic and special reports as the Directors and the Manager may reasonably request.

(d)           With respect to any investments, including, but not limited, to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. Master Agreements, and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives and strategies of the Series, as outlined in the Registration Statement for the Fund, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent on behalf of each Series, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent on behalf of each Series, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations.  The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

3.  Broker-Dealer Selection.  The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction.  The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered.  Subject to such policies as the Fund’s Board of Directors or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a

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portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion.  The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager.  To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund’s Board of Directors indicating the broker-dealers to which such allocations have been made and the basis therefore.

4.  Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II, at the time the Form ADV is filed with the SEC.

5.  Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement.  The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations.

6.  Compensation.  For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

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7.  Marketing Materials.

(a)           During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)           During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients.  The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8.  Compliance.

(a)           The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Directors may adopt, including any written compliance procedures.

(b)           The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any

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amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)           The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

9.  Books and Records.  The Sub-Adviser hereby agrees that all records which it maintains for the Series may be the property of the Fund and further agrees to promptly make available to the Fund any of such records upon the Fund’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10.  Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund.  Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this Fund.

11.  Non-Exclusivity.  The services of the Sub-Adviser to the Series and the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

12.  Representations Respecting Sub-Adviser.  The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for

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the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

13.  Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

14.  Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

15.  Indemnification.

(a)           The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Fund which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)           Notwithstanding Section 14 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager

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Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)           The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser

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Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)           The Sub-Adviser shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

16.  Duration and Termination.

(a)           With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2012.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Directors of the Fund, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Directors of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

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With respect to any Series that was added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Fund’s Board of Directors, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Directors of the Fund, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Directors of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.  Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund’s Board of Directors or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months’ written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event

12

this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 12, 13, 14 and 15 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 16 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(b)           Notices.  Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

ING Partners, Inc.

7337 E. Doubletree Ranch Rd.

Suite 100

Scottsdale, AZ  85258

Attention:  Huey P. Falgout, Jr.

If to the Sub-Adviser:

ING Investment Management Co.

10 State House Square

Hartford, CT  06103-3602

Attention:  Christopher Kurtz

With a copy to:

ING Investment Management Co.

230 Park Avenue

New York, NY  10169

Attention:  General Counsel

If to the Manager:

Directed Services LLC

1475 Dunwoody Drive

West Chester, PA  19380

Attention:  Chief Counsel

17.  Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against

13

which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

18.  Miscellaneous.

(a)           This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)           The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)           The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)           To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)            Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)           This agreement may be executed in counterparts.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

DIRECTED SERVICES LLC

By:
Todd Modic
Vice President

ING INVESTMENT MANAGEMENT CO.

By:

Name:

Title:

15

SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

DIRECTED SERVICES LLC

and

ING INVESTMENT MANAGEMENT CO.

Annual Sub-Adviser Fee
Series	(as a percentage of average daily net assets)
ING Global Bond Portfolio (formerly, ING Oppenheimer Global Strategic Income Portfolio)	0.225% on the first $4 billion in assets; 0.21375% on the next $1 billion in assets; 0.2025% on the next $1 billion in assets; 0.1935% thereafter.

B-2

APPENDIX C

FORM OF PROPOSED ASIA/PACIFIC SUB-ADVISORY AGREEMENT

ING PARTNERS, INC.

This AGREEMENT is made as of this 7th day of June, 2011, between Directed Services LLC, a Delaware limited liability company (the “Manager”), and ING Investment Management Asia/ Pacific (Hong Kong) Limited, a Hong Kong limited liability company (the “Sub-Adviser”).

WHEREAS, ING Partners, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company;

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Fund may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Advisory Agreement, dated May 1, 2003, as amended (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.  Appointment.  The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.  To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.

In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.  Sub-Adviser Duties.  Subject to the supervision of the Fund’s Board of Directors and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest.  From time to time, at the request of the Manager, the Sub-adviser will cooperate with and assist a Transition Manager, hired by the Manager, when the Series’ portfolio is part of a larger transition of assets, provided that the Sub-Adviser will continue to have full discretion with respect to the Series investment portfolio. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series.  At the request of the Manager, the Sub-Adviser will participate in standing instructions giving the Funds’ custodian authority to administer daily foreign currency exchange transactions.

The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment.  The Sub-Adviser further agrees as follows:

(a)           The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Directors of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager.  In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)            The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii)           The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested in connection with annual and special meetings of equity stockholders, provided however, that the Sub-Adviser retains responsibility to vote or abstain from voting all proxies with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization, unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)         In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the timely transmission, as determined by the portfolio accounting agent to enable the agent to accurately calculate the Series’ daily net asset value, to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian, as appointed from time to time, and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Series.  With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(iv)          The Sub-Adviser will assist the administrator for the Fund, as appointed from time to time, in reviewing, determining or confirming, (including, if necessary, obtaining broker-quoted prices) consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Directors, the value of any portfolio securities or other assets of the Series for which the administrator, as appointed from time to time, seeks assistance from or identifies for review by the Sub-Adviser.  The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)           The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)          The Sub-Adviser will complete and deliver to the Manager a written compliance checklist, a certified compliance acknowledgement report and the group of reports listed below in a form provided by the Manager for each month by the 10th business day of the following month:

1)                                      Report on Brokerage Commissions and Soft Dollar Usage.

2)                                      Trade Compliance reporting pertaining to Rules 17a-7, 17e-1, 10f-3 under the 1940 Act.

3)                                      Report on Illiquid and Restricted Securities held in each portfolio.

4)                                      Reports required on Issuers Credit Ratings applicable to Rule 2a-7 under the 1940 Act.

(b)           The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on each Series of the Fund that contains the following information as of the immediately previous month’s end.

(i)            A performance comparison to the Series benchmark listed in the prospectus as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities;

(ii)           Composition of the assets of each Series’ portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and

(iii)          Confirmation of each Series’ current investment objective and Sub-Adviser’s projected plan to realize the Series’ investment objectives.

(c)           The Sub-Adviser will contact Morningstar to clarify any style box conflicts with each Series’ style and the anticipated timeframe in which Morningstar will remedy such conflicts, if any.

(d)           The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(e)           The Sub-Adviser will provide reports to the Fund’s Board of Directors for consideration at meetings of the Board of Directors on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Fund’s Board of Directors with respect to each Series such periodic and special reports as the Directors and the Manager may reasonably request.

3.  Broker-Dealer Selection.  The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction.  The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered.  Subject to such policies as the Fund’s Board of Directors or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion.  The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers that participate in commission recapture programs benefiting the Fund, provided that neither the Sub-Adviser nor the Manager will direct brokerage in recognition of the sale of Fund shares.  To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation monthly to the Fund’s Board of Directors indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.  Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5.  Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement, including, but not limited to, reimbursement of losses due to trade errors or compliance breaches.  The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations.  In addition, if the Fund is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.

6.  Compensation.  For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7.  Marketing Materials.

(a)           During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)           During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients.  The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8.  Compliance.

(a)           The Sub-Adviser agrees to use reasonable compliance techniques and policies and procedures reasonably designed to prevent violations of the federal securities laws as the Manager or the Board of Directors may adopt, including any written compliance procedures.

(b)           The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (i) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)           The Manager agrees that it shall promptly notify the Sub-Adviser (i) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

9.  Books and Records.  The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10.  Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction

(including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund.  Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Fund.

11.  Non-Exclusivity.  The services of the Sub-Adviser to the Series and the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

12.  Prohibited Conduct.  The Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

13.  Representations Respecting Sub-Adviser.  The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

14.  Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

15.  Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (a) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (b) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

16.  Indemnification.

(a)           The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Fund which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)           Notwithstanding Section 15 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Fund, the Manager, any affiliated person of the Manager, and any controlling person of the Manager (the Fund and all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)                                  The Manager shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)                                 The Sub-Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

17.  Duration and Termination.

(a)                                  With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2012.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Directors of the Fund, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Directors of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Fund’s Board of Directors, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Directors of the Fund, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Directors of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (ii) at any time without payment of any penalty by the Fund, by the Fund’s Board of Directors or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (iii) by the Sub-Adviser upon three (3) months’ written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this Agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 13, 14, 15 and 16 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 17 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the Agreement was in effect, Section 6.

(b)                                 Notices.  Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

ING Partners, Inc.

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, AZ  85258

Attention:  Huey P. Falgout, Jr.

If to the Sub-Adviser:

ING Investment Management Asia/Pacific (Hong Kong) Limited

Level 81

International Commerce Centre

1 Austin Road West

Kowloon, Hong Kong Attention:  Chuak Chan

If to the Manager:

Directed Services LLC

1475 Dunwoody Drive

West Chester, PA  19380

Attention:  Chief Counsel

18.  Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

19.  Miscellaneous.

(a)                                  This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)                                 The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)                                  The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)                                 To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)                                  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)                                    Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)                                 This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

DIRECTED SERVICES LLC

By:
Todd Modic
Vice President

ING INVESTMENT MANAGEMENT ASIA/PACIFIC (HONG KONG) LIMITED

By:

Name:

Title:

SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

DIRECTED SERVICES LLC

and

ING INVESTMENT MANAGEMENT ASIA/PACIFIC (HONG KONG) LIMITED

Series	Annual Sub-Adviser Fee (as a percentage of average daily net assets)
ING Global Bond Portfolio (formerly, ING Oppenheimer Global Strategic Income Portfolio)	0.225% on the first $4 billion in assets; 0.21375% on the next $1 billion in assets; 0.2025% on the next $1 billion in assets; 0.1935% thereafter.

APPENDIX D

FORM OF PROPOSED IIM BV SUB-ADVISORY AGREEMENT

ING PARTNERS, INC.

This AGREEMENT is made as of this          day of                       , 2011, between Directed Services LLC, an Delaware limited liability company (the “Manager”), and ING Investment Management Advisors B.V., an indirect wholly owned subsidiary of ING Groep N.V., domiciled in The Hague, The Netherlands (the “Sub-Adviser”) (the “Agreement”).

WHEREAS, ING Partners, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company;

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Fund may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Advisory Agreement, dated May 1, 2003, as amended (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory and management services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager; and

WHEREAS, the Board of Directors has authorized the Manager to enter into an Agreement with the Sub-Adviser.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.                           Appointment.  The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.  To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which Sub-Adviser is directed by the Manager to provide investment advisory services.  In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.                           Sub-Adviser Duties.  Subject to the supervision of the Fund’s Board of Directors and the Manager, the Sub-Adviser will provide a continuous investment program for the Series’ portfolio and determine in its discretion the composition of the assets of the Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest.  From time to time, at the request of the Manager, the Sub-adviser will cooperate with and assist a Transition Manager, hired by the Manager, when the Series’ portfolio is part of a larger transition of assets, provided that the Sub-Adviser will continue to have full discretion with respect to the Series investment portfolio.  To the extent permitted by the investment policies of the Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series.  At the request of the Manager, the Sub-Adviser will participate in standing instructions giving the Funds’ custodian authority to administer daily foreign currency exchange transactions.

The Sub-Adviser will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the U.S. Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment.  The Sub-Adviser further agrees as follows:

(a)                                  The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Directors of which the Sub-Adviser has been sent a copy, and which apply to the duties of the Sub-Adviser, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager.  In carrying out its duties under this Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)                                     The Sub-Adviser will manage the Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii)                                  The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested in connection with annual and special meetings of equity stockholders, provided however, that the Sub-Adviser retains responsibility to vote or abstain from voting all proxies with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization, unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will use reasonable endeavors to forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager as soon as possible and in writing.

The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)                               In connection with the purchase and sale of securities for the Series, the Sub-Adviser will arrange for the timely transmission, as determined by the portfolio accounting agent to enable the agent to accurately calculate the Series’ daily net asset value, to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series.  With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(iv)                              The Sub-Adviser will assist the administrator for the Fund in reviewing, determining or confirming (including, if necessary, obtaining broker-quoted prices), consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Directors, the value of any portfolio securities or other assets of the Series for which the administrator seeks assistance from or identifies for review by the Sub-Adviser.  The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)                                 The Sub-Adviser will provide the Manager, no later than the 20th day following the end of each of the first three fiscal quarters of the Series and the 15th day following the end of the Series’ fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)                              The Sub-Adviser will complete and deliver to the Manager a written compliance checklist, a certified compliance acknowledgement report and the group of reports listed below in a form provided by the Manager for each month by the 10th business day of the following month:

1)                                      Report on Brokerage Commissions and Soft Dollar Usage.

2)                                      Trade Compliance reporting pertaining to Rules 17a-7, 17e-1, 10f-3 under the 1940 Act.

3)                                      Report on Illiquid and Restricted Securities held in each portfolio.

4)                                      Reports required on Issuers Credit Ratings applicable to Rule 2a-7 under the 1940 Act.

(vii) The parties agree that in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Sub-Adviser for its approval and the Sub-Adviser has not commented within 10 business days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material.

(b)                                 The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, the Series’ investment books and records maintained by the Sub-Adviser (which shall not include the books and records maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority over the Fund, the Manager or the Sub-Adviser any information or reports not readily available at the custodian or the portfolio accounting agent in connection with the services provided hereunder in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(c)                                  The Manager may request the Sub-Adviser to provide reports to the Manager for the Fund’s Board of Directors for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the Fund’s Board of Directors with respect to the Series such periodic and special reports as the Directors and the Manager may reasonably request.

(d)                                 With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives of the Fund as outlined in the prospectus, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent on behalf of the Fund or series of Funds, as the case may be, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent on behalf of the Fund or series of Funds, as the case may be, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase agreements and derivative master agreements (including but not limited to the ISDA Master Agreements, Credit Support Annexes, Collateral Account Control Agreements, Master Confirmations Agreements, and Confirmations), including any schedules and annexes to such agreements, releases, consents, elections and confirmations.  The Sub-Adviser acknowledges that it is obligated to negotiate terms and conditions that conform to the 1940 Act and all rules and regulations thereunder and are in the best interest of the Fund and its shareholders with respect to such documents.  The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

3.                           Broker-Dealer Selection.  The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for the Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction.  The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the Affiliated Service Provider’s primary consideration in effecting a transaction will be to obtain the best execution for the Fund(s), determined in consultation with the Manager, which will generally include, among other factors, price and costs (including the applicable commission or spread), the size and nature of the order, and the speed and likelihood of execution and settlement.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered.  Subject to such policies as the Fund’s Board of Directors or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion.  The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers that participate in commission recapture programs benefiting the Fund, provided that neither the Sub-Adviser nor the Manager will direct brokerage in recognition of the sale of Fund shares.  To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation monthly to the Fund’s Board of Directors indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.                           Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II annually or upon a material change or update.

5.                           Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff for their activities in connection with its portfolio management duties under this Agreement, including, but not limited to, reimbursement of losses due to trade errors or compliance breaches.  The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations.

6.                           Compensation.  For the services provided to the Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreements, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreements when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreements and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7.                           Compliance.

(a)                                  The Sub-Adviser agrees to use reasonable compliance techniques and policies and procedures reasonably designed to prevent violations of the federal securities laws as the Manager or the Board of Directors may adopt, including any written compliance procedures.

(b)                                 The Sub-Adviser agrees that it shall notify the Manager and the Fund as soon as reasonably possible (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Sub-Adviser further agrees to notify the Manager and the Fund as soon as reasonably possible of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that relates to Sub-Adviser’s performance obligations under this Agreement and is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)                                  The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Manager further agrees to notify the Sub-Adviser promptly of any material fact known to the Manager, respecting or relating to the Manager, that relates to Sub-Adviser’s performance obligations under this Agreement and is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

8.                           Books and Records.  The Fund and the Manager shall have access at all reasonable times and on reasonable notice to all records relating to the Fund maintained by the Sub-Adviser.  The Sub-Adviser agrees that it will surrender copies of any such records to the Funds as soon as reasonably possible upon such Fund’s request provided that the Sub-Adviser shall keep the originals of such records to the extent necessary for the Sub-Adviser to comply with applicable laws, including Rule 31a-3 under the 1940 Act.  The Sub-Adviser further agrees to preserve such records for such time periods as may be prescribed by Rule 31a-2 under the 1940 Act, provided that before disposing of any such records, Sub-Adviser will advise the Adviser and deliver the same to Manager if so requested.

9.                           Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund.  Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Fund.

10.                     Non-Exclusivity.  The services of the Sub-Adviser to the Series and the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

11.                     Prohibited Conduct.  The Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

12.                     Representations Respecting Sub-Adviser.  The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

13.                     Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

14.                     Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser, (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, (2) shall bear no responsibility and shall not be subject to liability for the accuracy of any information provided to the Sub-Adviser by another entity and shall incur no liability in relying on such information, and (3) shall not be liable for, or be subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

15.                     Indemnification.

(a)                                  The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Fund which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties, or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)                                 Notwithstanding Section 14 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Fund, the Manager, any affiliated person of the Manager, and any controlling person of the Manager (and Fund and all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s gross negligence, willful misfeasance, or bad faith in the performance of its duties, or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)                                  The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)                                 The Sub-Adviser shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

16.                     Duration and Termination.

With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2012.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Directors of the Fund, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Directors of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Fund’s Board of Directors, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Directors of the Fund, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Directors of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

Notwithstanding the foregoing, this Agreement may be terminated with respect to one or more of the Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund’s Board of Directors or a majority of the outstanding voting securities of the Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser without payment of any penalty upon thirty (30) days’ written notice to the Fund and the Manager.  After termination of this Agreement, the Manager and the Sub-Adviser will consult together on the proper completion of the services and transfer of the Sub-Adviser’s functions to the Manager or a third party; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or ceases to be a wholly owned subsidiary of ING Groep N.V., or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this Agreement.

Upon termination for any reason, the Sub-Adviser shall forthwith deliver to the Fund all original written records of the Fund where possible and copies of said records if originals are not available.  Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 8, 9, 12, 13, 14 and 15 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 16 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(a)                                  Notices.

Except as otherwise provided, any notice given hereunder shall be in writing and shall be given by facsimile or other means of electronic communication or by delivery as hereafter provided. Any notice if sent by means of electronic communication shall be deemed to have been received upon express acknowledgement, and notice delivered by hand or sent by internationally recognized overnight courier service shall be deemed to have been received at the time of delivery to the applicable address set forth below or at such other address as a party may from time to time specify in writing to the other party.

If to the Fund:

ING Partners, Inc.

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, AZ  85258

Attention:  Huey P. Falgout, Jr.

If to the Manager:

Directed Services LLC

1475 Dunwoody Drive

West Chester, PA  19380

Attention:  Chief Counsel

If to the Sub-Adviser:

ING Investment Management Advisors B.V.

Schenkkade 65

2595 AS The Hague, The Netherlands

Attention:  Head of Business Development Cross-Regional

17.                     Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.  If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund.  Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Directors and the Sub-Adviser.

18.                     Miscellaneous.

(a)                                  This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)                                 The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreements.

(c)                                  The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)                                 This Agreement may be assigned by any party only with the prior written consent of the other parties.

(e)                                  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)                                    Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)                                 This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

DIRECTED SERVICES LLC

By:

Todd Modic

Vice President

ING INVESTMENT MANAGEMENT ADVISORS B.V.

By:

Name:

Title:

By:

Name:

Title:

SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

DIRECTED SERVICES LLC

and

ING INVESTMENT MANAGEMENT ADVISORS B.V.

Series	Annual Sub-Adviser Fee (as a percentage of average daily net assets)
ING Global Bond Portfolio (formerly, ING Oppenheimer Global Strategic Income Portfolio)	0.225% of the first $4 billion in assets; 0.21375% on the next $1 billion in assets; 0.2025% on the next $1 billion in assets; 0.1935% thereafter.

APPENDIX E

Principal Executive Officers of ING Partners, Inc. who are Officers of Directed Services LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

Name and Title

Shaun P. Mathews — President and Chief Executive Officer

Michael J. Roland — Executive Vice President and Chief Compliance Officer

Kimberly A. Anderson — Senior Vice President

Directors and Principal Executive Officers of ING Investment Management Co.

230 Park Avenue

New York, New York 10169

Jeffrey T. Becker — Director, Chairman and Chief Executive Officer

Michael J. Gioffre — Chief Compliance Officer

Mark D. Weber — Director and Executive Vice President

Shaun P. Mathews — Director and Executive Vice President

Christine L. Hurtsellers — Director and Chief Investment Officer of fixed income and proprietary investments

Paul Zemsky — Executive Vice President

Daniel L. Wilcox — Chief Financial Officer, Senior Vice President and Treasurer

Gerald T. Lins — General Counsel

Principal Executive Officer and Director of ING Partners, Inc.

Who is also an officer of ING Investment Management Co.

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

Name and Title

Shaun P. Mathews — Director, President and Chief Executive Officer

Principal Executive Officers of ING Investment Management Advisors B.V.

Prinses Beatrixlaan 15,

2595 AK The Hague, The Netherlands

Name and Title

Michel Van Elk — Chief Executive Officer

Maaike Van Meer — Head of Legal and Compliance

Hieu Giang — Chief Compliance Officer

Jelle Van Der Giessen — Chief Investment Officer

Satish Bapat — Chief Financial Officer

Dirk Buggenhout — Chief Operating Officer

Principal Executive Officers of ING Investment Management Asia/Pacific (Hong Kong) Limited

Level 81

International Commerce Centre

1 Austin Road West

Kowloon, Hong Kong

Name and Title

Grant A. Bailey - Director

Duncan K. Jepson — Regional Head of Legal and Compliance

Hari S. Iyer — Director

APPENDIX F

SUB-ADVISORY FEE RATE OF A FUND WITH SIMILAR INVESTMENT OBJECTIVES SUB-ADVISED BY ING INVESTMENT MANAGEMENT Co. (“ING IM”)

The following table sets forth the name of another investment company with an investment objective similar to that of the Portfolio, for which ING IM acts as a sub-adviser, the annual rate of compensation and the net assets of the investment company as of December 31, 2010.

Fund	Annual Compensation (as a % of average daily net assets)	Net Assets (in millions)
ING Global Bond Fund	0.18% of the Fund’s average daily net assets	$521

F-1

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 7, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ING GLOBAL BOND PORTFOLIO

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Portfolio (the “Portfolio”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 on June 7, 2011, at 10:00 a.m., local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.

If no specification is made, the proxy will be voted “FOR” the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒    PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.                           A new sub-advisory agreement for the Portfolio between Directed Services LLC (“DSL”), the Portfolio’s investment adviser, and ING Investment Management Co. (“ING IM”), the Portfolio’s proposed sub-adviser.

For ☐	Against ☐	Abstain ☐

2.                           A new sub-advisory agreement between DSL and ING Investment Management Asia/Pacific (Hong Kong) Limited.

For ☐	Against ☐	Abstain ☐

3.                           A new sub-advisory agreement between DSL and ING Investment Management Advisors B.V.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

3 EASY WAYS TO SUBMIT YOUR VOTING INSTRUCTION CARD

BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

BY MAIL: Check the appropriate boxes on the reverse side of the Voting Instructions Card, sign and date the Voting Instructions Card and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Voting Instructions Card.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON JUNE 7, 2011

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PORTFOLIO/INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders and at any adjournment(s) or postponement(s) thereof, all shares of the above-referenced Portfolio (the “Portfolio”) attributable to his or her contract or interest therein as directed on the reverse side of this Card.  IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSALS.  If you fail to return this Voting Instructions Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account, when applicable.  The proxies voting shares at the Special Meeting on behalf of the Insurance Company are authorized to vote, at their discretion, upon such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

Voting Instructions Card must be signed and dated below.

Signature (s) (if held jointly)	Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION CARD.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office.  If a partner, please sign in the partnership name.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Voting Instructions Card as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Voting Instructions Card. THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.                           A new sub-advisory agreement for the Portfolio between Directed Services LLC (“DSL”), the Portfolio’s investment adviser, and ING Investment Management Co. (“ING IM”), the Portfolio’s proposed sub-adviser.

For ☐	Against ☐	Abstain ☐

2.                           A new sub-advisory agreement between DSL and ING Investment Management Asia/Pacific (Hong Kong) Limited.

For ☐	Against ☐	Abstain ☐

3.                           A new sub-advisory agreement between DSL and ING Investment Management Advisors B.V.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE